©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 2015 Second Quarter and YTD Results July 28, 2015 Exhibit 99.2

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2015 Second Quarter and YTD Results
This presentation and comments made by management contain forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “potential,” “estimate”
or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ filings with the Securities and
Exchange Commission, including its 2014 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
2
> FORWARD-LOOKING STATEMENTS

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2015 Second Quarter and YTD Results
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items;
operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin;
revenues; cash flows from operating activities; net income; net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.
3
> USE OF NON-GAAP FINANCIAL MEASURES

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 4 Troy Woods Chairman, President & Chief Executive Officer 4

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 5 Paul Todd Chief Financial Officer 5

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
6
(*) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EPS definitions are contained in Appendix
> CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
$692,652
$602,036
15.1
Total Revenues
$1,354,808
$1,194,883
13.4%
622,084
538,067
15.6
Revenues
Before Reimbursable Items
1,217,868
1,070,818
13.7
206,537
170,894
20.9
Adjusted EBITDA*
399,991
320,489
24.8
$0.58
$0.45
29.0
Adjusted EPS* from Continuing
Operations
$1.11
$0.83
34.6
(in thousands, except per share data)
2
Qtr
2015
2
Qtr
2014
Percent
Change
YTD
2015
YTD
2014
Percent
Change

nd
nd

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Double digit organic revenue growth
Strong cross segment delivery of performance
Volume gains:
AOF increased 31.2%
All-time AOF high of 751M
Issuer transactions increased 43.0%
GDV up 19.5%
Expanding consolidated margins
($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
32.3%
37.3%
31.6%
Adjusted Operating Income
Operating Margin*
34.2%
8.5%
8.4%
11.8%
> 2Q 2015 CONSOLIDATED HIGHLIGHTS
15.6%
7
45%
13%
19%
23%
Revenue by Segment*
North America
International
Merchant
NetSpend
$509.5
$525.3
$532.8
$538.1
$552.9
$569.3
$595.8
$622.1
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Consolidated Revenue*
YOY Growth %
$146.3
$145.2
$113.9
$134.2
$159.8
$154.7
$154.5
$165.5
28.7%
27.6%
21.4%
24.9%
28.9%
27.2%
25.9%
26.6%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

All-time quarterly highs
Revenue and operating income
Accounts on file up 32.8% to 677.5M
Traditional AOF up 46.3% to 405.4M
Transactions increased 49.9% to 4.0B
461.4
481.9
495.5
510.3
541.4
550.0
653.2
677.5
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Accounts on File
YOY Growth
%
(in millions)
16.2%
16.5%
11.6%
13.4%
17.2%
17.1%
18.5%
19.1%
17.4%
18.1%
14.1%
16.6%
31.8%
49.4%
($ in millions)
(*) Revenues Before Reimbursable Items
$217.3
$223.3
$224.4
$233.2
$241.0
$255.5
$266.2
$287.2
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Segment
Revenue*
YOY Growth %
($ in millions)
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin*
9.1%
8.7%
10.9%
14.5%
18.7%
> 2Q 2015 NORTH AMERICA SEGMENT HIGHLIGHTS
(
) Growth Excluding Prepaid, Government Services and Single Use Accounts
32.8%
46.3%
23.1%
8
$84.4
$87.1
$74.6
$84.6
$92.7
$99.6
$102.6
$108.4
38.9%
39.0%
33.2%
36.3%
38.5%
39.0%
38.5%
37.7%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Continued positive constant currency
revenue growth trend
Accounts on file increased 18.5% to 73.9M
Transactions increased 10.0% to 613.9M
Continued solid YOY growth in operating margin
59.2
59.1
60.7
62.3
64.1
66.6
70.5
73.9
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Accounts on File
YOY Growth
%
(in millions)
12.1%
8.5%
8.9%
7.5%
8.1%
12.7%
16.1%
Adjusted Segment Operating Income
Operating Margin*
$77.9
$90.6
$76.8
$84.7
$87.4
$92.9
$73.7
$83.9
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Segment
Revenue*
YOY Growth %
($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
0.7%
3.1%
9.0%
8.6%
0.5%
(4.6%)
10.6%
1.8%
12.2%
4.4%
2.5%
5.7%
(4.0%)
5.1%
> 2Q 2015 INTERNATIONAL SEGMENT HIGHLIGHTS
18.5%
(1.0%)
9.4%
9
$9.5
$18.0
$4.6
$11.7
$16.0
$22.8
$7.0
$13.4
12.2%
19.9%
5.9%
13.9%
18.3%
24.6%
9.5%
15.9%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

$51
$48
$45
$46
$50
$44
$43
$46
$63
$62
$59
$62
$65
$64
$67
$71
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Indirect
Direct
2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
10
Revenue up 8.8% and operating margin up
416 bps YOY
Revenue mix: 61% Direct; 39% Indirect
SBS Sales Volume at $6.3B, up 10% YOY
POS transactions increased 8.1%, excluding
deconverted
accounts
$113.6
$110.4
$104.6
$108.3
$115.0
$107.7
$110.4
$117.9
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Segment
Revenue*
YOY Growth %
(*) Revenues Before Reimbursable Items
($ in millions)
5.4%
4.3%
$40.8
$36.0
$30.2
$32.9
$40.4
$31.4
$34.1
$40.7
35.9%
32.6%
28.8%
30.4%
35.1%
29.2%
30.9%
34.5%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Adjusted Segment Operating Income
Operating Margin*
($ in millions)
(4.3%)
(4.1%)
1.2%
(2.4%)
5.5%
> 2Q 2015 MERCHANT SEGMENT HIGHLIGHTS
Segment Revenue by LOB
YOY Growth %
26%
22%
(12%)
(12%)
($ in millions)
4%
(14%)
1%
(10%)
4%
(2%)
(9%)
3%
(4%)
13%
8.8%
16%
(0%)

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
11
Gross Dollar Volume (GDV) up 19.5%
Total active cards at 3.9M, up 14.7%
Direct deposit active cards at 1.9M, up 17.4%
Extended relationship with MetaBank
for 5 years
Diversification of our issuing bank relationships
$3.8
$4.0
$6.6
$4.6
$4.4
$4.7
$7.7
$5.5
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
21.5%
22.1%
17.2%
16.6%
18.2%
16.7%
($ in billions)
22.4%
Gross Dollar Volume
YOY Growth %
$103.7
$104.1
$132.6
$116.8
$114.0
$119.2
$155.1
$141.6
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
22.2%
16.1%
13.1%
11.4%
10.0%
14.4%
16.9%
21.2%
Adjusted Segment Operating Income
Operating Margin
Segment Revenue
YOY Growth %
($ in millions)
($ in millions)
$34.6
$31.7
$28.7
$30.7
$36.1
$32.7
$35.5
$36.4
33.4%
30.5%
21.7%
26.3%
31.7%
27.5%
22.9%
25.7%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
> 2Q 2015 NETSPEND SEGMENT HIGHLIGHTS
19.5%

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
12
> SEGMENT OPERATING MARGIN AND CONSOLIDATED
ADJUSTED OPERATING MARGIN
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America
$108,385
$287,199
37.74%
International
13,353
83,857
15.92%
Merchant
40,690
117,868
34.52%
NetSpend
36,442
141,621
25.73%
Eliminations
--
(8,461)
Corporate administration excluding stock comp
(33,386)
--
Adjusted
operating margin
$165,484
$622,084
26.60%
Amortization of acquisition intangibles
(22,852)
Share-based compensation
(12,030)
Operating
income (US GAAP)
$130,602
(in thousands)
Three Months Ended June 30, 2015

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
13
> SEGMENT OPERATING MARGIN AND CONSOLIDATED
ADJUSTED OPERATING MARGIN
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America
$210,956
$553,418
38.12%
International
20,336
157,587
12.90%
Merchant
74,805
228,266
32.77%
NetSpend
71,909
296,695
24.24%
Eliminations
--
(18,098)
Corporate administration excluding stock comp
(58,017)
--
Adjusted
operating margin
$319,989
$1,217,868
26.27%
Amortization of acquisition intangibles
(46,718)
Stock-based compensation
(20,173)
Operating
income (US GAAP)
$253,098
(in thousands)
Six Months Ended June 30, 2015

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
14
> ROLLFORWARD OF QUARTERLY CASH BALANCE
$200
$500
$100
$0
$300
Operating
Activities
$127
Cap Ex
($53)
Debt Pmts
($11)
Dividends
($19)
Ending
Balance
$349
(in millions)
3/31/2015
6/30/2015
$400
Share
Repurchase
($29)
Beginning
Balance
$328
Other
$6

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
15
> CASH FLOW STRENGTH: 2015 TTM Consolidated
Financial Highlights
(in millions)
$792
$606
$379
$329
$349
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
$825
$900
Adjusted EBITDA
Cash flow from operations
Free cash flow
Net income
Ending cash
(TTM = Trailing Twelve Months)

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Range
Range
Percent Change
$2,667
to
$2,716
9%
to
11%
Before
Reimbursable
Items
$2,412
to
$2,456
10%
to
12%
EPS
attributable
to
TSYS
common
from
continuing
operations
$2.25
to
$2.29
15%
to
17%
Basic
Weighted
Shares
184
(in millions, except per share data)
(*) See Appendix for guidance assumptions
16
> 2015 REVISED GUIDANCE*

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 17 Q&A 17

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 18 Appendix 18

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> APPENDIX: Non-GAAP Items –
Adjusted EBITDA
and Adjusted EPS
19
Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses.
Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations.
Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses.
Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles.
Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the
Company’s operating performance for the following reasons:
–
adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
–
securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies.
By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the
Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock
(which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
The Company’s management uses the non-GAAP financial measures:
–
as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
–
for planning purposes, including the preparation of the Company’s annual operating budget;
–
to allocate resources to enhance the financial performance of the Company’s business;
–
to evaluate the effectiveness of the Company’s business strategies; and
–
in communications with the Company’s board of directors concerning the Company’s financial performance.

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
20
Consumer Credit
374.1
246.5
51.8
374.1
364.5
2.6
Retail
26.4
27.9
(5.6
)
26.4
28.3
(6.7
Total Consumer
400.5
274.4
45.9
400.5
392.8
2.0
Commercial
44.0
40.4
8.7
44.0
42.3
3.8
Other
24.0
20.4
18.4
24.0
22.7
6.3
Subtotal
468.5
335.2
39.8
468.5
457.8
2.3
Prepaid*/
Stored Value
133.1
117.7
13.2
133.1
126.6
5.2
Government
Services
77.1
65.6
17.4
77.1
74.5
3.5
Commercial Card
Single
Use
72.7
54.2
34.2
72.7
64.8
12.1
Total AOF
751.4
572.7
31.2
751.4
723.7
3.8
(in millions)
Jun
2015
Jun
2015
Jun
2014
Jun
2014
%
Change
%
Change
Jun
2015
Jun
2015
Mar
2015
Mar
2015
%
Change
%
Change
(* -
Prepaid does not include NetSpend accounts)
> APPENDIX: Accounts on File Portfolio Summary

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
21
> APPENDIX: Non-GAAP Reconciliation –
Revenues Before
Reimbursable Items
Three Months Ended                     Six Months Ended
6/30/15              6/30/14
6/30/15                  6/30/14
Revenues
$692,652
$602,036
$1,354,808
$1,194,883
Items
70,568
63,969
136,940
124,065
Before
Reimbursable
Items
$622,084
$538,067
$1,217,868
$1,070,818
(in thousands)

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> APPENDIX: Non-GAAP Reconciliation –
Adjusted Segment
Operating Income and Operating Margin
Three
Months Ended                                   Six Months Ended
6/30/15             6/30/14                                 6/30/15             6/30/14
(in thousands)
22
Operating income
$130,602
$98,763
$253,098
$179,460
Add:
Acquisition
intangible amort
22,852
24,282
46,718
48,595
Add: Corporate admin and other
45,416
36,875
78,190
69,883
Total segment
adjusted operating income
$198,870
$159,920
$378,006
$297,938
By segment: North America services (a)
$108,385
$84,578
$210,956
$159,155
International services (b)
$13,353
$11,743
$20,336
$16,298
Merchant services (c)
$40,690
$32,896
$74,805
$63,064
NetSpend (d)
$36,442
$30,703
$71,909
$59,421
Total revenues
$692,652
$602,036
$1,354,808
$1,194,883
Reimbursable items
(70,568)
(63,969)
(136,940)
(124,065)
Total segment
revenues
before reimbursable items
$622,084
$538,067
$1,217,868
$1,070,818
Intersegment
revenues
8,461
5,050
18,098
10,705
By segment: North America services (e)
$287,199
$233,217
$553,418
$457,585
International services (f)
$83,857
$84,732
$157,587
$161,505
Merchant services (g)
$117,868
$108,335
$228,266
$212,960
NetSpend (h)
$141,621
$116,833
$296,695
$249,473
Adjusted segment operating margin:
North America services (a) / (e)
37.74%
36.27%
38.12%
34.78%
International services
(b) / (f)
15.92%
13.86%
12.90%
10.09%
Merchant services (c) / (g)
34.52%
30.37%
32.77%
29.61%
NetSpend (d) / (h)
25.73%
26.28%
24.24%
23.82%

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
> APPENDIX: Non-GAAP Reconciliation –
Constant Currency
Six
Months Ended
6/30/15        6/30/14
Percentage
Change
Three
Months Ended
6/30/15          6/30/14
Percentage
Change
(in thousands)
23
Consolidated:
Constant Currency (1)
$702,191
$602,036
16.6
$1,372,054
$1,194,883
14.8
Foreign Currency
(2)
(9,539)
---
(17,246
---
Total Revenues
$692,652
$602,036
15.1
$1,354,808
$1,194,883
13.4
International
Services:
Constant Currency (1)
$99,076
$90,466
9.5
$186,456
$172,844
7.9
Foreign Currency (2)
(9,458)
---
(17,036
---
Total Revenues
$89,618
$90,466
(0.9
$169,420
$172,844
(2.0

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
> APPENDIX: Non-GAAP Reconciliation –
Constant Currency
Six
Months Ended
6/30/15        6/30/14
Percentage
Change
Three
Months Ended
6/30/15          6/30/14
Percentage
Change
(in thousands)
24
Consolidated:
Constant Currency (1)
$631,025
$538,067
17.3
$1,233,927
$1,070,818
15.2
Foreign Currency
(2)
(8,941)
---
(16,059
---
Revenues before
reimbursable items
$622,084
$538,067
15.6
$1,217,868
$1,070,818
13.7
International
Services:
Constant Currency (1)
$92,717
$84,732
9.4
$173,436
$161,505
7.4
Foreign Currency (2)
(8,860)
---
(15,849
---
Revenues before
Reimbursable Items
$83,857
$84,732
(1.0
$157,587
$161,505
(2.4

> APPENDIX: Non-GAAP Reconciliation –
EBITDA and
Adjusted EBITDA
2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
25
(in thousands)
25
Three Months Ended
Six
Months Ended
Jun
2015
Jun
2014
Jun
2015
Jun
2014
Net income
:
As reported (GAAP) (a)
$83,375
$111,340
$162,274
$162,965
Adjusted for:
Deduct: Income from discontinued
operations
--
(50,133
--
(51,113)
Deduct: Equity in Income of Equity
Investments
(4,579)
(3,600
(9,973
(7,696)
Add: Income Taxes
41,597
30,771
81,379
55,106
Add: Nonoperating expenses
10,209
10,385
19,418
20,198
Add: Depreciation and
amortization
63,905
60,961
126,720
120,995
EBITDA
$194,507
$159,724
$379,818
$300,455
Adjust for:
Add: Share-based compensation
12,030
9,988
20,173
17,599
Add: NetSpend
M&A expenses
--
1,182
--
2,435
Adjusted EBITDA
$206,537
$170,894
$399,991
$320,489

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> APPENDIX: Non-GAAP Reconciliation –
Adjusted EPS
(in thousands)
26
Three Months Ended
Six Months Ended
Jun
2015
Jun
2014
Jun
2015
Jun
2014
Income
from continuing operations available to
TSYS Common Shareholders:
As reported (GAAP) (a)
$82,839
$59,771
$160,594
$109,092
Adjusted for amounts attributable
to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization
15,083
15,799
30,844
31,612
Share-based compensation
8,033
6,584
13,474
11,601
NetSpend M&A expenses
--
1,122
--
2,326
Adjusted earnings (b)
$105,955
$83,276
$204,912
$154,631
Average common shares outstanding
and
participating securities (c)
183,829
186,373
184,153
187,058
Basic EPS Available to TSYS Common
Shareholders (a) / (c)
$0.45
$0.32
$0.87
$0.58
Adjusted
EPS Available to TSYS Common
Shareholders (b) / (c)
$0.58
$0.45
$1.11
$0.83

2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
27
Trailing Twelve
Months Ended
6/30/2015
flows
from
operating
activities
$606,052
Purchases of property
and equipment
(61,215)
Additions to licensed computer software from vendors
(35,042)
Additions
to
internally
developed
computer
software
(41,100)
Additions
to
contract
acquisition
costs
(89,343)
cash
flow
$379,352
(in thousands)
> APPENDIX: Non-GAAP Reconciliation –
Free Cash Flow

> APPENDIX: Non-GAAP Reconciliation –
EBITDA and
Adjusted EBITDA
2015 Second Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
28
Trailing Twelve
Months Ended
6/30/2015
Net Income
$328,714
Adjusted for:
Add: Discontinued operations
2,458
Deduct: Equity in Income of Equity Investments
(19,860)
Add: Income Taxes
156,033
Add: Nonoperating expense
37,931
Add: Depreciation and Amortization
252,346
EBITDA
$757,623
Adjust for: Share-based compensation
33,364
NetSpend M&A Operating Expenses*
782
Adjusted EBITDA
$791,769
(in thousands)
* Excludes share-based compensation

> APPENDIX: 2015 Revised Guidance Assumptions
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

The revised guidance assumes:
There will be no significant movements in the London Interbank Offered rate and TSYS will not make any significant draws on the remaining balance of its credit facility;
There will be no significant movement in foreign currency exchange rates related to TSYS’ business;
TSYS will not incur significant expenses associated with the conversion of new large clients, additional acquisitions, or any significant impairment of goodwill or other intangibles;
There will be no deconversions of large clients during the year; and
The economy will not worsen.
Additionally, the impact of any future share repurchases is not included.
2015 Second Quarter and YTD Results